UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2011

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 12, 2011, the Federal Home Loan Bank of New York ("FHLBNY") received a letter from Mr. Thomas M. O’Brien in which Mr. O’Brien stated that he would no longer be eligible to serve as a Member Director of the Federal Home Loan Bank of New York ("FHLBNY") representing New York members once the pending merger of the institution of which he is President and Chief Executive Officer, State Bank of Long Island, Jericho, New York, with another entity located outside of the State of New York was concluded, and that as such he would resign from the Board of Directors ("Board") of the FHLBNY on the effective date of the merger. Mr. O’Brien indicated in his letter that the effective date was expected to be January 2, 2012. Each of the FHLBNY’s New York Member Directors are required by regulation to be officers or directors of FHLBNY members that are located in the State of New York.

(d) On December 15, 2011, the FHLBNY’s Board voted to elect Mr. Vincent F. Palagiano, Chairman of the Board and CEO of The Dime Savings Bank of Williamsburgh, Brooklyn, New York, to serve as a Member Director representing New York members effective upon the resignation from the Board of Mr. O’Brien. Mr. Palagiano will serve on the Board through and until December 31, 2012, the end date of the directorship that had been held by Mr. O’Brien.

The election of Mr. Palagiano took place in accordance with the rules governing the filing of vacancies on the Boards of Directors of Federal Home Loan Banks contained in the regulations of the Federal Housing Finance Agency, the regulator of the Federal Home Loan Banks. As of the time of this filing, Mr. Palagiano has not been named to serve on any committee of the Board for 2012; further, whether Mr. Palagiano is expected to be named to serve on any committee of the Board for 2012 has not yet been determined.

The compensation of Mr. Palagiano will be in accordance with a 2012 Director Compensation Plan, details of which were disclosed in a Current Report on Form 8-K/A that was filed on December 15, 2011.

A copy of a report that will be sent to FHLBNY stockholders regarding the matters discussed in this Form 8-K is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Report to FHLBNY stockholders regarding matters pertaining to the composition of the FHLBNY’s Board, dated December 15, 2011.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

December 15, 2011	By:	/s/ Patrick Morgan

Name: Patrick Morgan
Title: Senior Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Report to FHLBNY stockholders regarding matters pertaining to the composition of the FHLBNY’s Board, dated December 15, 2011.